EMPLOYEE BENEFIT PLANS	3 Months Ended
Mar. 31, 2023
Retirement Benefits [Abstract]
EMPLOYEE BENEFIT PLANS	EMPLOYEE BENEFIT PLANS
Components of Net Periodic Benefit Cost (Benefit)
The components of net periodic benefit cost (benefit) for Dole’s U.S. and international pension plans and other postretirement benefit (“OPRB”) plans were as follows:

	U.S. Pension Plans		International Pension Plans		OPRB Plans
	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022

	(U.S. Dollars in thousands)
Service cost	$53	$64	$1,294	$1,162	$—	$1
Interest cost	2,231	1,236	2,910	2,175	173	111
Expected return on plan assets	(3,307)	(2,819)	(2,048)	(1,916)	—	—
Amortization of:
Net (benefit) loss	(145)	—	(531)	569	(77)	—
Prior service (benefit)	—	—	(158)	(197)	—	—
Curtailments, settlements and terminations, net	—	—	1,621	(1,230)	—	—
Foreign exchange and other	—	—	(46)	(179)	—	—
Net periodic cost (benefit)	$(1,168)	$(1,519)	$3,042	$384	$96	$112
The Company classifies the non-service components of net periodic pension benefit within other income, net, in the condensed consolidated statements of operations. Non-service components include interest costs, expected return on plan assets, amortization of net loss and prior service benefit and other curtailment or settlement costs.
During the three months ended March 31, 2023, the Company settled certain obligations of international defined benefit plans in Costa Rica. The settlements resulted in a cash payment and expense of $1.6 million. During the three months ended March 31, 2022, the benefit accrual was terminated for all active employees under the Company’s international defined benefit plan in the Netherlands. The plan freeze required a remeasurement of the plan’s funded status, which resulted in a noncash curtailment gain of $1.3 million. All other curtailment, settlement and termination activity was immaterial.
Plan Contributions and Estimated Future Benefit Payments During the three months ended March 31, 2023, Dole contributed $0.6 million to its defined benefit plans and made benefit payments of $4.4 million directly to participants. Dole expects to make further contributions of approximately $2.3 million to its defined benefit plans and $13.3 million of benefit payments directly to participants during the remainder of 2023. Future contributions to the defined benefit plans in excess of the minimum funding requirements are voluntary and may change depending on Dole’s operating performance or at management’s discretion.